UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         August 14, 2005
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                           ENZON PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                 0-12957                 22-2372868
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(State or other jurisdiction     (Commission         (IRS Identification No.)
      of incorporation)            File No.)


           685 Route 202/206, Bridgewater, New Jersey      08807
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            (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code        (908) 541-8600
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02  Results of Operations and Financial Condition

On August 16, 2005, Enzon Pharmaceuticals, Inc. ("Enzon" or the "Company") issued a press release announcing that it has postponed its earnings release to report its financial results for the quarter ended June 30, 2005, the fourth quarter of Enzon's fiscal year 2005, and conference call, which was scheduled to take place on Wednesday August 17, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The reason for the postponement is that Enzon is in the process of preparing a restatement of its consolidated financial statements and other financial information for the quarter and fiscal year to date periods ended December 31, 2003, March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and
March 31, 2005. The Company intends to file an amended annual report on Form 10-K/A and amended quarterly reports on Form 10-Q/A with the U.S. Securities and Exchange Commission ("SEC") as soon as practicable. Item 4.02 contains additional information about revisions to our financial results, and is incorporated herein by reference.


Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Restatement and Non-Reliance

On August 14, 2005, the Board of Directors and management of Enzon concluded that we would need to amend and restate our previously issued financial statements and other financial information for the quarter and fiscal year to date periods ended December 31, 2003, March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005, with respect to our accounting for a derivative hedging instrument. In light of the restatements, the previously issued financial statements and other financial information contained in our Form 10-Qs for such quarters and our Form 10-K/A for the fiscal year ended June 30, 2004 should no longer be relied upon.

While our continuing review is not yet complete, it has progressed sufficiently to allow us now to announce that we expect to restate our financial statements for the above periods. The restatements reported in this Form 8-K have no effect on our past, current or future revenues, operating income (loss), cash position or cash flows. For the fiscal year ended June 30, 2004, we currently believe that the aggregate impact of the expected restated items is a decrease of other comprehensive income, which is included in the consolidated statement of stockholders' equity, and a corresponding increase to other non-operating income, which is included in the consolidated statement of operations. For the nine months ended March 31, 2005, we currently believe that the aggregate impact of the expected restated items is an increase of other comprehensive income and a corresponding decrease in other non-operating income. For each of the periods being restated the adjustment to other comprehensive income is equal to the adjustment to other non-operating income, therefore, our total stockholders' equity will not change as a result of these restatements, exclusive of the impact of deferred taxes, which we are still evaluating.



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Background

During the course of the audit of our financial statements for the year ended June 30, 2005, we reevaluated our use of hedge accounting for a Zero Cost Protective Collar arrangement under Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended (SFAS 133). We have now determined that certain amounts classified as other comprehensive income and included in our consolidated statement of stockholders' equity should have been included as other non-operating income and included in our consolidated statement of operations.

This arrangement was entered into in August 2003 with a financial institution to reduce our exposure associated with 1.5 million shares of NPS Pharmaceuticals, Inc. common stock, which we received as part of a merger termination agreement with NPS. We concluded, after consultation with KPMG LLP, our independent registered public accounting firm, that as a result of a sale of NPS stock in October 2003 at a price per share that exceeded the upper limits of the collar, the hedge was no longer "effective" under SFAS 133, and hedge accounting was no longer applicable. However, we continued to apply hedge accounting and as such certain gains and losses on our derivative hedging instrument were recorded as other comprehensive income (loss) (consolidated statement of stockholders' equity) as opposed to being recorded as other income (consolidated statement of operations) once the hedge was no longer "effective". These misallocations between other income (loss) and other comprehensive income did not have any impact on total stockholders' equity. On August 22, 2005, this financial instrument will expire, which will result in the sale of our remaining shares of NPS and the receipt of cash proceeds of at least $7.5 million.

The Audit Committee of the Board has discussed the restatements discussed in this Form 8-K with KPMG.

Currently, we intend to file our annual report on Form 10-K for the fiscal year ended June 30, 2005 on or before the due date of September 13, 2005. However, in light of the continuing effort in finalizing and filing the amended financial statements discussed above, we may be unable to do so.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.      Description
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99.1             Press Release of Enzon Pharmaceuticals, Inc. dated August 16,
                 2005.





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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2005


                                       By: /s/ Craig A. Tooman
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                                           Craig A. Tooman
                                           Executive Vice President, Finance and
                                           Chief Financial Officer